SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No.)

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Wells Fargo Funds Trust on behalf of its series, Wells Fargo Large Company Value Fund
(Name of Registrant as Specified in Its Charter)

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WELLS FARGO FUNDS TRUST (the "Trust"), on behalf of the following series:

Wells Fargo Large Company Value Fund
 (the "Fund")

525 Market Street, 12th Floor, San Francisco, California 94105

IMPORTANT NOTICE REGARDING THE
 AVAILABILITY OF INFORMATION STATEMENT

December 1, 2016

As a shareholder of the Fund, you are receiving this notice regarding the availability of an information statement (the "Information Statement") relating to the change of the sub-adviser for the Fund. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action.

At a meeting held on November 15-16, 2016, the Trust's Board of Trustees (the "Board") unanimously approved a new sub-advisory agreement (the "Sub-Advisory Agreement") among the Trust, on behalf of the Fund, Wells Fargo Funds Management, LLC ("Funds Management" or the "Manager"), as investment adviser, and Analytic Investors, LLC ("Analytic"), as investment sub-adviser, with respect to the Fund. Effective February 1, 2017, Analytic will be the new sub-adviser for the Fund.

The Trust and Funds Management have received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission that permits the Manager, subject to certain conditions, such as approval by the Board, to enter into new sub-advisory agreements with certain sub-advisers or to change the terms of existing sub-advisory agreements with certain sub-advisers. Approval of the Sub-Advisory Agreement by the Fund's shareholders is not required, but the Manager of Managers Order requires that the Information Statement be made available to the Fund's shareholders.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund's website at wellsfargofunds.com. The Information Statement will be available on the Fund's website until at least May 1, 2017. You may request a paper copy or email copy of the Information Statment free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

Only one copy of this notice will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Wells Fargo Funds at P.O. Box 8266, Boston, MA 02266-8266 or call 1-800-222-8222. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Wells Fargo Funds as indicated above.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you to obtain a copy.

December 1, 2016	NOT126

WELLS FARGO FUNDS TRUST (the "Trust"), on behalf of the following series:

Wells Fargo Large Company Value Fund
 (the "Fund")

525 Market Street, 12th Floor, San Francisco, California 94105

INFORMATION STATEMENT

December 1, 2016

This Information Statement is for informational purposes only and no action is requested on your part. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being made available to shareholders of the Fund, a series of the Trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order (the "Manager of Managers Order") that the Trust and Wells Fargo Funds Management, LLC ("Funds Management" or the "Manager") have received from the U.S. Securities and Exchange Commission (the "SEC"). The Manager of Managers Order permits the Manager, subject to certain conditions, such as approval by the Trust's Board of Trustees (the "Board"), and without approval by shareholders, to retain a sub-adviser, including one that is a wholly-owned subsidiary of the Manager or of a company that wholly-owns the Manager, that the Manager believes is best suited to achieve the Fund's investment objective.

Appointment of Analytic Investors, LLC as Sub-Adviser to the Fund

At a meeting held on November 15-16, 2016 (the "Meeting"), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), unanimously approved a new investment sub-advisory agreement (the "Sub-Advisory Agreement") for the Fund among the Trust, on behalf of the Fund, the Manager, as investment adviser, and Analytic Investors, LLC ("Analytic"), as investment sub-adviser, effective February 1, 2017. In connection with this change in sub-adviser, the Fund's principal investment strategy will no longer include the ability to invest up to 25% of its total assets in equity securities of foreign issuers.

Board Considerations

Under the 1940 Act, the Board of the Trust must determine whether to approve the investment management and sub-advisory agreements for any fund of the Trust. In this regard, at the Meeting, the Board, all the members of which are Independent Trustees, reviewed and approved an investment sub-advisory agreement for the Fund among the Trust, on behalf of the Fund, Funds Management, as investment adviser, and Analytic, as investment sub-adviser responsible for the Fund. The Board had previously met with senior management of Analytic, an affiliate of Funds Management and a wholly-owned subsidiary of Wells Capital Management Incorporated ("Wells Capital Management"), and received materials and presentations relating to Analytic and the anticipated consolidation of Analytic's operations with those of WellsCap, another affiliate of Funds Management, at in-person meetings of the Board held on May 24-25, 2016 and August 9-10, 2016. The Board noted that approval of the Sub-Advisory Agreement related to the replacement of Phocas Financial Corporation ("Phocas") with Analytic as sub-adviser to the Fund.

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Analytic and entering into the Sub-Advisory Agreement. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management took into account previous requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees in connection with the approval of advisory agreements. In considering and approving the Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Funds Management with respect to the Fund. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the Sub-Advisory Agreement and determined that the compensation payable to Analytic under the Sub-Advisory Agreement is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by Analytic under the Sub-Advisory Agreement. This information included, among other things, a summary of the background and experience of senior management of Analytic, and the qualifications, background, tenure and responsibilities of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund. The Board also received information about the investment process, investment strategy, portfolio construction process, and security selection process that Analytic would pursue for the Fund.

The Board evaluated the ability of Analytic to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Analytic, and the compliance oversight to be provided by Funds Management. The Board noted that Analytic's operations were expected to be consolidated with those of Wells Capital Management, and that once the consolidation is complete, Analytic's operations would be subject to Wells Capital Management's compliance program.

Fund Performance and Expenses

The Board received composite performance information for Analytic's large-capitalization value equity strategy. The Board noted that it would have the opportunity to review performance information relating to the Fund on an on-going basis and in connection with future annual reviews of advisory agreements. The Board also noted that it considered the expense ratios for the Fund in connection with the annual approval of the Fund's management agreement with Funds Management and the Fund's sub-advisory agreement with Phocas, and noted that Analytic's fees would be payable by Funds Management out of its management fees, and would not directly impact the Fund's expense ratios. In addition, in connection with its approval of the Sub-Advisory Agreement, the Board approved a reduction in the management fees to be paid by the Fund to Funds Management and reductions in the Fund's expense caps.

Investment Sub-Advisory Fee Rate

The Board reviewed and considered the contractual investment sub-advisory fee rates that would be payable by Funds Management to Analytic for investment sub-advisory services to the Fund (the "Sub-Advisory Agreement Rates"). The Board considered that the Sub-Advisory Agreement Rate was lower than the rate paid by Funds Management to Phocas for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Sub-Advisory Agreement Rate was reasonable in light of the services to be provided by Analytic under the Sub-Advisory Agreement.

Profitability

The Board did not receive or consider separate profitability information with respect to Analytic because Analytic previously has not provided sub-advisory services to any fund in the Wells Fargo fund family. Going forward, Analytic's profitability will be subsumed within the profitability information provided to the Board for Wells Fargo and its affiliates that provide services to the Fund.

Economies of Scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund's management and sub-advisory fee structures, which operate generally to reduce the Fund's expense ratios as the Fund grows in size. The Board concluded that the breakpoints in the management and sub-advisory fee structures and the Fund's net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other Benefits to Analytic

The Board considered potential "fall-out" or ancillary benefits to be received by Analytic and its affiliates as a result of Analytic's relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Analytic's business as a result of its relationship with the Fund. The Board also noted the anticipated consolidation of Analytic's operations with those of Wells Capital Management.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Analytic and its affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Sub-Advisory Agreement and determined that the compensation payable to Analytic under the Sub-Advisory Agreement is reasonable.

Information about Analytic

Analytic is an SEC registered investment adviser located at 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013 that offers a range of active quantitative equity investment solutions, including risk reduction, relative benchmark and absolute return strategies.

The name and principal occupation of Analytic's principal executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013.

■

Harindra de Silva, Ph.D., CFA, President and Manager

■

Amy Stueve, Chief Compliance Officer

■

Kathleen Dutton, Chief Administrative Officer

■

Michael Brogan, Managing Director

■

Dennis Roy, Chief Operating Officer

■

Francis Jon Baranko, Member of Board of Managers

■

Kirk Hartman, Member of Board of Managers

■

Karen Norton, Member of Board of Managers

■

Sallie Squire, Member of Board of Managers

Analytic is a wholly-owned subsidiary of Wells Capital Management.  Wells Capital Management is a directly and wholly-owned subsidiary of Wells Fargo Bank, N.A., which is wholly-owned by Wells Fargo & Company.
The business address of Wells Capital Management is 525 Market Street, San Francisco, CA 94105. The business address of Wells Fargo Bank, N.A. and Wells Fargo & Company is 420 Montgomery Street, San Francisco, CA 94104.

Portfolio Manager

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Dennis Bein, CFA Mr. Bein joined Analytic in 1996, where he currently serves as a Chief Investment Officer and Portfolio Manager.
 Harindra de Silva, Ph.D., CFA Mr. de Silva joined Analytic in 1996, where he currently serves as President and Portfolio Manager.
 Ryan Brown, CFA Mr. Brown joined Analytic in 2007, where he currently serves as a Portfolio Manager.

Terms of the Sub-Advisory Agreement

The material terms of the Sub-Advisory Agreement are substantially similar to the material terms of the prior sub-advisory agreement with Phocas. Under the terms of the Sub-Advisory Agreement, Analytic is responsible, subject to the direction and control of the Manager and the Board, for investing and reinvesting the Fund's assets in a manner consistent with the Trust's Declaration of Trust, as amended and/or restated to date, registration statement, investment guidelines, policies and restrictions established by the Board and applicable federal and state law. As such, Analytic has full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for the Fund.

The continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the advisory agreement between the Trust and the Manager, and is terminable at any time without penalty by the Board or by a vote of the majority of the outstanding shares of the Fund, or by the Manager or Analytic, on 60 days' written notice to the other parties. The Sub-Advisory Agreement provides that Analytic shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. While the prior sub-advisory agreement contained terms that prohibited Phocas from providing investment advisory, sub-advisory or similar services to any comparable registered investment company utilizing Phocas's large cap value equity investment style and processes for the duration of the agreement, the Sub-Advisory Agreement has no similar exclusivity restriction on Analytic.

Analytic is entitled to an annual fee for its investment sub-advisory services to the Fund. All sub-advisory fees are paid by the Manager and not the Fund. Because the Manager pays Analytic out of the management fee it receives from the Fund, there is no duplication of advisory fees paid. In connection with the change in sub-adviser to Analytic, the management fee and sub-advisory fee schedules for the Fund will be reduced, as shown in the tables below.

Fund	Average Daily Net Assets	Management Fee effective until February 1, 2017	Average Daily Net Assets	Management Fee effective February 1, 2017
Large Company Value Fund	First $500MM Next $500MM Next $1B Next $2B Next $1B Next $3B Next $2B Next $2B Next $4B Over $16B	0.700% 0.675% 0.650% 0.625% 0.600% 0.590% 0.565% 0.555% 0.530% 0.505%	First $1B Next $4B Next $5B Over $10B	0.400% 0.375% 0.340% 0.330%

Fund	Average Daily Net Assets	Sub-Advisory Fee effective until February 1, 2017	Average Daily Net Assets	Sub-Advisory Fee effective February 1, 2017
Large Company Value Fund	First $100MM Next $150MM Next $750MM Over $1B	0.290% 0.260% 0.230% 0.200%	First $100MM Next $200MM Over $300MM	0.250% 0.200% 0.150%

The following tables show the management fee paid by the Fund to the Manager and sub-advisory fees paid by the Manager to Phocas during the fiscal year ended July 31, 2016.

Fund	Management Fee Paid	Management Fee Paid as a % of Average Net Assets of the Fund
Large Company Value Fund	$1,376,096	0.54%

Fund	Sub-Advisory Fee Paid	Sub-Advisory Fee Paid as a % of Average Net Assets of the Fund
Large Company Value Fund	$693,400	0.27%

General Information

Principal Underwriter/Distributor. Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management, is the distributor and principal underwriter of the Fund and is located at 525 Market Street, San Francisco, California 94105.

Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the fiscal year ended July 31, 2016.

Fund	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
Large Company Value Fund	$1,515	$1,515

Below are the distribution fees paid by the Fund for the fiscal year ended July 31, 2016. Class A, Administrator class and Institutional class shares do not pay 12b-1 fees.

Fund	Total Distribution Fees Paid by Fund	Amount of Total Distribution Fees Retained by Distributor	Amount of Total Distribution Fees Distributor Paid to Broker/Dealers
Class C	$28,600	$2,551	$26,049

Brokerage Commissions to Affiliates. For the latest fiscal year, the Fund did not pay any brokerage commissions to affiliates.

Share Ownership. Set forth below as of November 1, 2016, is the name, address and share ownership of each person with record ownership of 5% or more of a class of the Fund. Except as identified below, no person with record ownership of 5% or more of a class of the Fund is known by the Trust to have beneficial ownership of such shares. Additionally, as of November 1, 2016, the Trustees and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund and each class of the Fund.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class
Large Company Value Fund
First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	A	4,200,971.1570	28.98%
Charles Schwab & Co., Inc. Special Custody Account Exclusively FBO The Customers 101 Montgomery Street San Francisco, CA 94104-4151	A	799,865.9060	5.52%
First Clearing, LLC Speical Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	C	132,342.2930	57.72%
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. 5th Floor Jersey City, NJ 07310	C	11,696.0660	5.10%
MLPF & S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr. E, Floor 3 Jacksonville, FL 32246-6484	C	26,945.3290	11.75%
First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	Administrator	374,923.6310	25.40%
Wells Fargo Bank FBO Northland Insurance 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	Administrator	261,095.0760	17.69%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	Administrator	191,220.8170	12.95%
Charles Schwab & Co., Inc. Special Custody Account Exclusively FBO The Customers 101 Montgomery Street San Francisco, CA 94104-4151	Administrator	141,369.3800	9.58%
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	Administrator	130,578.6600	8.85%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	Administrator	75,901.2910	5.14%
Wells Fargo Bank, NA FBO Caravel - WellsCap DHR Active PO Box 1533 Minneapolis, MN 55480-1533	Institutional	529,755.1470	82.46%

Outstanding Shares. As of November 1, 2016, the Fund had the following number of shares issued and outstanding.

Fund / Share Class	Number of Shares
Large Company Value Fund
Class A	14,501,303.109
Class C	229,289.861
Administrator Class	1,476,267.899
Institutional Class	642,436.711

Financial Information. The Fund's annual and semi-annual reports contain additional performance information about the Fund and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wellsfargofunds.com.

Shareholder Proposals. The Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board has been elected by shareholders). Any shareholder desiring to present a proposal for consideration at the next shareholder meeting must submit the proposal in writing so that it is received within a reasonable time before any meeting. A proposal should be sent to the Trust at 525 Market Street, 12th Floor, San Francisco, CA 94105.

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT AMONG WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC, AND ANALYTIC INVESTORS, LLC

This AGREEMENT is made as of this 1st day of November 1, 2016 between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Analytic Investors, LLC, a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013 (the "Sub-Adviser").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and
WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo & Company ("Wells Fargo"), or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the any Sub-adviser that is not an affiliated person of Wells Fargo as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

Section 3. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Declaration of Trust, as amended from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.
Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust's Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust's Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser's undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds' Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds' Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Paul Haast, and that of the Sub-Adviser shall be 555 West Fifth Street, 50th Floor, Los Angeles, California 90013.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.
WELLS FARGO FUNDS TRUST
 on behalf of the Funds

 By:
 C. David Messman
 Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

 By:
 Paul Haast
 Senior Vice President

ANALYTIC INVESTORS, LLC

 By:
 Name:
 Title:

APPENDIX A
 ANALYTIC INVESTORS, LLC
 INVESTMENT SUB-ADVISORY AGREEMENT
 WELLS FARGO FUNDS TRUST

Wells Fargo Large Company Value Fund1
 Wells Fargo Low Volatility U.S. Equity Fund

 Appendix A amended: November 16, 2016

1On November 16, 2016 the Board of Trustees of Wells Fargo Funds Trust approved Analytic Investors, LLC as the sub-adviser to the Wells Fargo Large Company Value Fund, effective on or about February 1, 2017.

SCHEDULE A

ANALYTIC INVESTORS, LLC
 INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT
 WELLS FARGO FUNDS TRUST

This fee agreement is made as of the 1st day of November, 2016, and amended as of the 16th day of November 2016, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Analytic Investors, LLC (the "Sub-Adviser").

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively, the "Funds"); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Schedule A;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of each Fund throughout the month:
Wells Fargo Large Company Value Fund2

Fee as % of Avg. Daily Net Assets
 First 100M - 0.25
 Next 200M - 0.20
 Over 300M - 0.15

Wells Fargo Low Volatility U.S. Equity Fund
Fee as % of Avg. Daily Net Assets
 First 750M - 0.20
 Over 750M - 0.12

2On November 16, 2016 the Board of Trustees of Wells Fargo Funds Trust approved Analytic Investors, LLC as the sub-adviser to the Wells Fargo Large Company Value Fund, effective on or about February 1, 2017.

The foregoing fee schedule is agreed to as of November 16, 2016 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

 By:
 Paul Haast
 Senior Vice President

ANALYTIC INVESTORS, LLC

 By:
 Name:
 Title:

December 1, 2016	INFO126